--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      September 8, 1998
                                                 -------------------------------


                      NON-INVASIVE MONITORING SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-137176                                            59-3007846
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                                1840 West Avenue
                           Miami Beach, Florida 33139
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code         (305) 534-3694
                                                    ----------------------------


--------------------------------------------------------------------------------

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1)(i) Non-Invasive Monitoring Systems, Inc. (the "Company") terminated Ernst & Young LLP ("E&Y") as its auditors on September 8, 1998.

              (ii) During the Company's past two fiscal years, E&Y's reports on the Company's financial statements contained an explanatory paragraph raising substantial doubt about the Company's ability to continue as a going concern.

             (iii) The decision to terminate its relationship with E&Y was approved by the Board of Directors of the Company.

              (iv) During the past two fiscal years, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

            (a)(2) Pursuant to action approved by the Company's Board of Directors, the Company retained Gerson, Preston & Company, P.A. as its auditors as of September 8, 1997.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

               (a)         Exhibits
                           --------

                           Exhibit No.    Description
                           -----------    -----------

                           16             Letter regarding Change in Certifying
                                          Accountant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CORPORATE RENAISSANCE GROUP, INC.



Date:  September 10, 1998           By: /s/ MARVIN A. SACKNER
                                        ------------------------------------
                                         Marvin A. Sackner, Chairman
                                         (Principal Executive, Financial and
                                         Accounting Officer)






























                                       3